Earnings per share	12 Months Ended
Dec. 31, 2022
Earnings per share
Earnings per share

15. Earnings per share

Amounts in this Note reflect the retrospective effect of the share split resulting from the corporate reorganization described in Note 1.

Earnings per share is calculated by dividing the consolidated net loss of CureVac by the weighted average number of shares outstanding in the fiscal period.

The weighted average number of shares outstanding in fiscal 2020, 2021 and 2022 was 132,195,792, 186,012,586 and 189,074,911, respectively. This has led to basic loss per share of EUR 0.98, EUR 2.21 and EUR 1.32 for fiscal 2020, 2021 and 2022, respectively.

CureVac has several instruments, including contingently issuable shares, that could potentially dilute basic earnings per share in the future, but are not included in the calculation of diluted earnings per share because they are antidilutive for the period presented.